Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Digital Health Acquisition Corp. (the “Company”) on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), I, Daniel Sullivan, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 12, 2023

/s/ Daniel Sullivan
Daniel Sullivan
Chief Financial Officer
(Principal financial and accounting officer)